UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 15, 2020
IRADIMED CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-36534 (Commission File Number)	73-1408526 (IRS Employer Identification No.)

(IRS Employer Identification No.) (Address of Principal Executive Offices)	32708 (Zip Code)

(407) 677-8022
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.0001	IRMD	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2020, Iradimed Corporation (the “Company”) entered into a Separation Agreement (the “Agreement”) with Louis Waldman in connection with Mr. Waldman’s retirement.

Pursuant to the Agreement, Mr. Waldman will continue to serve as the Company’s Controller through the period ending Friday, July 24, 2020 (the “Retirement Date”), and will remain eligible to receive his 2020 annual performance bonus, on a prorated basis. Under the terms of the Agreement, effective as of the Retirement Date, Mr. Waldman will receive: (i) a one-time addition of 120 hours to his total paid time-off balance; (ii) Company-paid health insurance through November 30, 2020; and (iii) accelerated vesting of all of Mr. Waldman’s unvested restricted stock units, amounting to 5,155 shares of the Company’s common stock. The Agreement also provides that the restrictive covenants set forth in that certain Employment Agreement, dated September 18, 2018 (the “Employment Agreement”), by and between the Company and Mr. Waldman, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on September 24, 2018, remain in effect in accordance with the terms set forth in the Employment Agreement.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                                        Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Separation Agreement, dated as of July 15, 2020, by and between Iradimed Corporation and Louis Waldman.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
IRADIMED CORPORATION

Date: July 16, 2020	By:	/s/ Chris Scott
	Name:	Chris Scott
	Title:	Chief Financial Office